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                                                                   EXHIBIT 10.46


          AGREEMENT RE: SETTLEMENT AND RELEASE OF CLAIMS AND INTERESTS


        This Agreement Re: Settlement and Release of Claims and Interests (herein "Agreement"), dated as of December ____, 2000 (the "Effective Date"), is entered into by and among Pets.com, Inc., a Delaware corporation ("Pets"), Buena Vista Internet Group, a California corporation ("BVIG"), Catalyst Investments, LLC ("Catalyst") a limited liability corporation, Infoseek Corporation, a California corporation ("Infoseek") and the Walt Disney Company, a Delaware corporation ("Disney") (BVIG and Infoseek being hereinafter collectively referred to as the "GO Entities").

                                    RECITALS

        1. The GO Entities and Pets are parties to that certain agreement entitled "Content Partnership/Distribution Agreement" which became effective as of January 15, 2000 (the "Content Agreement"; unless defined herein, terms defined in the Content Agreement are used herein as therein defined).

        2. Pursuant to the Content Agreement, among other things: (1) Pets issued 1,378,000 shares of Pets Series C Preferred Stock (the "Shares") to Catalyst, (2) the GO Entities and/or certain affiliates of the GO Entities agreed to provide to Pets certain ABC Media Rights, as described in Appendix C attached to the Content Agreement, and (3) Pets agreed to purchase on-line media placement on GO Network ("Online Advertising") in an aggregate amount of at least Nine Million Dollars ($9,000,000) during the Initial Term of the Content Agreement, as more particularly provided for therein.

        3. Certain disputes and controversies have arisen in connection with the Content Agreement, and the parties have determined to terminate their respective rights, interests and obligations under the Content Agreement pursuant to the terms and conditions hereof.

        NOW THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

        1. AGREEMENTS AND TRANSFERS.

           (a) Pets shall pay the GO Entities, or their nominee, the sum of $400,000 by wire transfer, cashiers check or other form of payment satisfactory to the GO Entities upon the execution of this Agreement by all parties hereto.

           (b) Catalyst agrees to deliver back to Pets and Pets agrees to accept the return from Catalyst of the Shares and Catalyst hereby irrevocably relinquishes all its rights, benefits and entitlements, in and with respect to the Shares and under any ancillary documents or agreements related thereto.

           (c) Except as otherwise expressly provided for herein, the Content Agreement, and all rights, obligations, liabilities and remedies created thereunder and all


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ancillary documents or agreements entered into in connection therewith shall be terminated and be of no further force or effect whatsoever; provided, however, such termination shall not affect any rights, benefits, obligations or liabilities created or preserved under this Agreement. Without in any way limiting the foregoing, the termination of the Content Agreement shall: (1) relieve Pets of any further liability or obligation to purchase Online Advertising or provide any content to the Go Entities, and (2) relieve the GO Entities and any affiliated entities of any obligation or responsibility to provide (i) Promotion as described in the Content Agreement or in any ancillary or related documents including without limitation, the obligation to provide Pets with any ABC Media Rights referred to in the Content Agreement and in Appendix C attached thereto and (ii) attribution to Pets as set forth in Section 4.2(c) of the Content Agreement.

        1. ADDITIONAL DOCUMENTS. The parties agree to execute all such further documents and instruments as shall be required to implement the transfers and transactions provided for herein.

        2. GRANT OF RIGHTS. The articles listed on Exhibit A which were provided by Pets to Disney or the GO Entities pursuant to the Content Agreement for use on Disney.com, including any functionality, editorial content, technology, tools, applications, graphic artwork, or text photographs included therein, as of the date of this Agreement (the "Content") shall be subject to the following grant of rights by Pets:

        Subject to the terms and conditions of this Agreement, Pets.com hereby grants to Disney and its respective affiliates, a royalty free worldwide, limited, non-exclusive, non-transferable, non-sublicensable right and license in perpetuity to use, reproduce, incorporate, integrate, archive and distribute the Content on Disney.com and any other websites owned or controlled by Disney or Disney affiliates.

The Go Entities, Catalyst and Disney (1) shall not use the Pets.com name, logo or domain name, in connection with the Content, (2) agree to remove the Pets.com name and paw print logo from any Content, (3) agree that the Content shall not contain any links or references to www.pets.com.

        3. PETS RELEASE. Pets hereby releases unconditionally and forever discharges (a) Catalyst, the GO Entities, and Disney and their respective officers, directors, stockholders, employees, representatives, agents, attorneys, accountants and financial advisors and their respective successors and/or assigns, and (b) all subsidiaries or affiliates of Catalyst, the GO Entities, and Disney and such subsidiary's or affiliate's officers, directors, stockholders, employees, representatives, agents, attorneys, accountants and financial advisors and their respective successors and/or assigns (each of the entities or persons referred to in (a) and (b) are referred to herein as a "GO Entities Releasees") from all demands, all manner of actions and causes of actions, suits, debts, dues, sums of money, accounts, controversies, agreements, obligations, liabilities, promises, damages, judgments, executions and claims whatsoever, whether known or unknown, foreseen or unforeseen, existing or hereafter arising, in law, equity or otherwise, based in whole or in part upon any act or omission, transaction, matter, event or



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other occurrence which Pets or its agents, heirs, executors, administrators, successors and/or assigns, or any of them, ever had, has or may have against any GO Entity Releasee, arising out of or in any way relating to the Content Agreement (collectively, the "Pets Released Claims").

        4. GO ENTITIES RELEASE. Catalyst, the GO Entities and Disney hereby release unconditionally and forever discharge Pets and its officers, directors, other stockholders, employees, representatives, agents, attorneys, accountants and financial advisors and their respective successors and/or assigns (each of such entities or persons are referred to herein as a "Pets Releasees") from all demands, all manner of actions and causes of actions, suits, debts, dues, sums of money, accounts, controversies, agreements, obligations, liabilities, promises, damages, judgments, executions and claims whatsoever, whether known or unknown, foreseen or unforeseen, existing or hereafter arising, in law, equity or otherwise, based in whole or in part upon any act or omission, transaction, matter, event or other occurrence which Catalyst, the GO Entities and/or Disney or their agents, heirs, executors, administrators, successors and/or assigns, or any of them, ever had, has or may have against any Pets Releasee, arising out of or in any way relating to the Content Agreement (collectively, the "Disney Released Claims").

        5. WAIVER OF SECTION 1542. Each of Catalyst, the GO Entities, Disney and Pets hereby assumes the risk of any mistake of fact in connection with the true facts involved or with regard to any facts which are now unknown to it or misunderstood by them and each of them agrees that the releases herein given shall be and shall remain in effect notwithstanding the discovery of any such different, unknown or additional facts. Each of Catalyst, the GO Entities, Disney and Pets acknowledges the releases set forth herein apply to Pets Released Claims and Disney Released Claims which may be unknown or unsuspected as of the date of execution of this Agreement. In this connection, each of Catalyst, the GO Entities, Disney and Pets expressly waives all rights and benefits conveyed under Section 1542 of the Civil Code of California and any similar rights and benefits, to the maximum extent permitted by law, conveyed under any other applicable statute, provision or law which otherwise might be available to them.

        Section 1542 of the Civil Code just referred to above reads as follows:

        "Section 1542 General Releases - Claims Extinguished. A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

        6. REPRESENTATIONS AND WARRANTIES.

           (a) Representations and Warranties of Pets. Pets represents and warrants as follows:

Organization and Standing. As of the Effective Date, Pets is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. As of the Effective Date, Pets has all requisite power and authority and all requisite licenses, permits and



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franchises necessary to own, lease and operate its properties and assets and to carry on its business in the manner and in the locations as presently conducted.

Authorization. Pets has the requisite corporate power and authority to enter into and carry out the terms and conditions of this Agreement and all the transactions contemplated hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized and all corporate proceedings have been taken and no other corporate proceedings on the part of Pets are necessary to authorize the execution, delivery and performance by Pets of this Agreement. This Agreement has been duly executed and delivered by Pets and constitutes the valid and binding obligations of Pets, enforceable in accordance with its terms. The execution, delivery and performance of this Agreement by Pets will not conflict with or constitute a breach, violation or default under Pets' Articles of Incorporation or Bylaws, any statute, law or administrative regulation, or under any judgment, decree, order, writ, governmental permit or license, any material contract, agreement, lease, indenture or instrument to which Pets is a party or by which Pets is bound.

No Consents. No consent, authorization, order or approval of, or filing with or registration with, any governmental authority, commission, board or other regulatory body of the United States or any state or political subdivision thereof, or any other entity or person, is required to be made or obtained by Pets for or in connection with the execution and delivery by Pets of this Agreement and the consummation by Pets of the transactions contemplated hereby.

Properties, Encumbrances. Pets is the sole owner of the online rights in the Content (i.e., the right to use, reproduce and distribute the Content on the Internet) being licensed hereunder, (2) Pets holds all the rights needed to effectuate the transfers and assignments contemplated in this Agreement, (3) the Content was properly and legally obtained and (4) to Pets' knowledge, the Content and each part or element thereof does not infringe upon or violate the personal or property rights or any other rights of any person or entity, including, without limitation, such violations as infringement or misappropriation of any copyright, patent, trademark, trade dress, trade secret, music, image or other proprietary or property rights, moral or otherwise, or rights of celebrity. Pets is not aware of any legal action or threatened legal action alleging any such infringement or violation or Pets ownership of or right to use any of the Content.

Pets Released Claims. Pets is the sole owner of the Pets Released Claims and Pets has not conveyed, transferred or assigned to any person or entity any right, title or interest in the Pets Released Claims.

           (b) Representations and Warranties of the GO Entities, Catalyst and Disney. The Go Entities, Catalyst and Disney each represent and warrant to and agree with Pets as follows:

Organization and Standing. Each of the Go Entities, Catalyst and Disney is a entity duly organized, validly existing and in good standing under the laws of their respective state of incorporation or organization. The GO Entities, Catalyst and Disney has all requisite power and authority and all requisite licenses, permits and franchises necessary to own, lease and operate its


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properties and assets and to carry on its business in the manner and in the locations as presently conducted.

Authorization. Each of the Go Entities, Catalyst and Disney has the requisite corporate power and authority to enter into and carry out the terms and conditions of this Agreement and all the transactions contemplated hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized and all corporate proceedings have been taken and no other corporate proceedings on the part of the Go Entities, Catalyst and Disney are necessary to authorize the execution, delivery and performance by the Go Entities, Catalyst and Disney of this Agreement. This Agreement has been duly executed and delivered by each of the Go Entities, Catalyst and Disney and constitutes the valid and binding obligations of each of the Go Entities, Catalyst and Disney, enforceable in accordance with its terms. The execution, delivery and performance of this Agreement by each of the Go Entities, Catalyst and Disney will not conflict with or constitute a breach, violation or default under the Go Entities', Catalyst's or Disney's Articles of Incorporation or Bylaws, any statute, law or administrative regulation, or under any judgment, decree, order, writ, governmental permit or license, any material contract, agreement, lease, indenture or instrument to which the Go Entities, Catalyst and Disney are a party or by which the Go Entities, Catalyst and Disney are bound.

No Consents. No consent, authorization, order or approval of, or filing with or registration with, any governmental authority, commission, board or other regulatory body of the United States or any state or political subdivision thereof, or any other entity or person, is required to be made or obtained by the Go Entities, Catalyst and Disney for or in connection with the execution and delivery by the Go Entities, Catalyst and Disney of this Agreement and the consummation by the Go Entities, Catalyst and Disney of the transactions contemplated hereby.

Properties, Encumbrances. Catalyst has good, absolute and valid title to the Shares free and clear of all liens, encumbrances, claims and restrictions of any kind. Catalyst has the absolute and unrestricted right, power and authority to return, transfer and assign the Shares back to Pets pursuant to this Agreement. No consent, approval or authorization of or notice to any third party is necessary in connection with the delivery of the Shares. Catalyst is aware of Pet's business affairs and financial condition and has acquired sufficient information about Pets and the Shares to reach an informed and knowledgeable decision to return the Shares..

Pets Released Claims. The Go Entities, Catalyst and Disney are the sole owner of the Disney Released Claims and none of the Go Entities, Catalyst or Disney has conveyed, transferred or assigned to any person or entity any right, title or interest in the Disney Released Claims.

        8. INDEMNIFICATION. Pets hereby indemnifies and holds harmless (a) Catalyst, the GO Entities, and Disney and their respective officers, directors, stockholders, employees, representatives, agents, attorneys, accountants and financial advisors and their respective



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successors and/or assigns, and (b) all subsidiaries or affiliates of Catalyst, the GO Entities, and Disney and such subsidiary's or affiliate's officers, directors, stockholders, employees, representatives, agents, attorneys, accountants and financial advisors and their respective successors and/or assigns, with respect to, any and all third party claims, actions, or demands (including costs and expenses relating thereto) arising from the failure of any representation or warranty made by Pets in Section 7(a) to have been true and correct as of the Effective Date. The GO Entities, Catalyst and Disney hereby indemnifies and holds harmless (a) Pets and their respective officers, directors, stockholders, employees, representatives, agents, attorneys, accountants and financial advisors and their respective successors and/or assigns, and (b) all subsidiaries or affiliates of Pets and such subsidiary's or affiliate's officers, directors, stockholders, employees, representatives, agents, attorneys, accountants and financial advisors and their respective successors and/or assigns, with respect to, any and all third party claims, actions, or demands (including costs and expenses relating thereto) arising from the failure of any representation or warranty made by the GO Entities, Catalyst or Disney in Section 7(b) to have been true and correct as of the Effective Date.

        9. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California. Any legal action, suit or proceeding arising out of or relating to this Agreement shall be initiated in a federal court located in the City and County of Los Angeles, State of California (or if there shall not be federal jurisdiction in such court, a state court located within the City and County of Los Angeles, State of California) and, by execution and delivery of this Agreement, each of the parties irrevocably accepts the exclusive jurisdiction of the aforementioned courts, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement.

        10. GENERAL TERMS AND CONDITIONS.

            (a) Complete Agreement. This Agreement constitutes the complete and exclusive statement of agreement among the parties hereto with respect to the subject matter herein and therein and replace and supersede all prior written and oral agreements or statements by and among the parties or any of them. No representation, statement, condition or warranty not contained in this Agreement shall be binding on the parties or have any force or effect whatsoever.

            (b) Binding Effect. This Agreement shall be binding upon and inure to the benefit of each of the parties, and their respective successors and assigns.

            (c) Headings. All headings herein are inserted only for convenience and ease of Reference and are not to be considered in the construction or interpretation of any provision of this Agreement.

            (d) Interpretation. In the event any claim is made by any party relating to any conflict, omission or ambiguity in this Agreement, no presumption or burden of proof or persuasion shall be implied by virtue of the fact that this Agreement was prepared by or at the request of a particular party or its counsel.

            (e) Amendments. All amendments to this Agreement must be in writing and signed by all of the parties hereto



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            (f) Multiple Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party shall have received a counterpart signed by the other party hereto.

            (g) Time is of the Essence. All dates and times in this Agreement are of the essence.

            (h) Limitation of Liability. Neither party will be liable (whether in contract, tort (including without limitation negligence), product liability or other theory) to the other party or any other entity for any indirect, incidental, special or consequential damages (including without limitation damages for loss of profit, revenue, or business) arising out of or relating to this agreement, even if such party has been advised of the possibility of such costs or damages.



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        IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be effective as of the date first written above.

PETS.COM, INC.

By
   -----------------------------------
   Name
   Title


BUENA VISTA INTERNET GROUP


By
   -----------------------------------
   Name
   Title


INFOSEEK CORPORATION


By
   -----------------------------------
   Name
   Title


CATALYST INVESTMENTS, LLC


By
   -----------------------------------
   Name
   Title


WALT DISNEY COMPANY


By
   -----------------------------------
   Name
   Title



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                                    EXHIBIT A

                                     CONTENT


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

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